OMB Number:               3235-0570

Expires:     January 31, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-21516

A&Q Aggregated Alpha Strategies Fund LLC (formerly known as, O’Connor Fund of Funds:

Aggregated Alpha Strategies LLC)

(Exact name of registrant as specified in charter)

677 Washington Boulevard

                                             Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

Michael Kim

UBS Alternative and Quantitative Investments LLC

677 Washington Boulevard

                                             Stamford, CT 06901

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (203) 719-1428

Date of fiscal year end:  December 31

Date of reporting period:   December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

A&Q AGGREGATED ALPHA STRATEGIES FUND LLC

(formerly O’Connor Fund of Funds: Aggregated Alpha Strategies LLC)

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December 31, 2014

An exemption under Regulation 4.5 has been obtained from the Commodity Futures Trading Commission for

A&Q Aggregated Alpha Strategies Fund LLC (formerly O’Connor Fund of Funds: Aggregated Alpha Strategies LLC)

A&Q AGGREGATED ALPHA STRATEGIES FUND LLC

(formerly O’Connor Fund of Funds: Aggregated Alpha Strategies LLC)

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December  31, 2014

Report of Independent Registered Public Accounting Firm

To the Members and Board of Directors of

   A&Q Aggregated Alpha Strategies Fund LLC

We have audited the accompanying statement of assets, liabilities and members’ capital of A&Q Aggregated Alpha Strategies Fund LLC (the “Fund”, formerly “O’Connor Fund of Funds: Aggregated Alpha Strategies LLC”), including the schedule of portfolio investments, as of December 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments in investment funds as of December 31, 2014, by correspondence with management of the underlying investment funds or by other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of A&Q Aggregated Alpha Strategies Fund LLC at December 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 26, 2015

1
A member firm of Ernst & Young Global Limited

A&Q Aggregated Alpha Strategies Fund LLC (formerly O’Connor Fund of Funds:

Aggregated Alpha Strategies LLC)

Statement of Assets, Liabilities and Members’ Capital

December 31, 2014

ASSETS

Investments in Investment Funds, at fair value (cost $41,953,074)	$48,798,777
Cash	4,943,382
Receivable from Investment Funds	4,353,487
Advanced subscriptions in Investment Funds	2,000,000
Other assets	7,067

Total Assets	60,102,713

LIABILITIES

Withdrawals payable	6,209,819
Professional fees payable	249,855
Management Fee payable	65,349
Administration fee payable	22,429
Administrator Fee payable	15,080
Custody fee payable	4,000
Other liabilities	76,730

Total Liabilities	6,643,262

Members’ Capital	$53,459,451

MEMBERS’ CAPITAL

Represented by:
Net capital contributions	$46,613,748
Accumulated net unrealized appreciation/(depreciation) on investments in Investment Funds	6,845,703

Members’ Capital	$53,459,451

The accompanying notes are an integral part of these financial statements.	2

A&Q Aggregated Alpha Strategies Fund LLC (formerly O’Connor Fund of Funds:

Aggregated Alpha Strategies LLC)

Statement of Operations

Year Ended December 31, 2014

EXPENSES

Management Fee	$798,767
Professional fees	442,528
Administrator Fee	184,331
Directors’ fees	67,796
Administration fee	67,748
Loan commitment fees	35,788
Custody fee	9,770
Printing, insurance and other expenses	96,917

Total Expenses	1,703,645

Net Investment Loss	(1,703,645)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS

Net realized gain/(loss) from investments in Investment Funds	3,369,890
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(1,660,641)

Net Realized and Unrealized Gain/(Loss) from Investments	1,709,249

Net Increase in Members’ Capital Derived from Operations	$5,604

The accompanying notes are an integral part of these financial statements.	3

A&Q Aggregated Alpha Strategies Fund LLC (formerly O’Connor Fund of Funds:

Aggregated Alpha Strategies LLC)

Statements of Changes in Members’ Capital

Years Ended December 31, 2013 and 2014

	Adviser	Members	Total

Members’ Capital at January 1, 2013	$57,968	$97,934,221	$97,992,189

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	(530)	(2,132,542)	(2,133,072)
Net realized gain/(loss) from investments in Investment Funds	4,735	6,610,053	6,614,788
Net change in unrealized appreciation/depreciation on investments in Investment Funds	24	176,951	176,975
Net Increase in Members’ Capital Derived from Operations	4,229	4,654,462	4,658,691

MEMBERS’ CAPITAL TRANSACTIONS
Members’ subscriptions	–	1,173,550	1,173,550
Members’ withdrawals	–	(41,047,017)	(41,047,017)
Net Decrease in Members’ Capital Derived from Capital Transactions	–	(39,873,467)	(39,873,467)

Members’ Capital at December 31, 2013	$62,197	$62,715,216	$62,777,413

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	(740)	(1,702,905)	(1,703,645)
Net realized gain/(loss) from investments in Investment Funds	3,480	3,366,410	3,369,890
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(1,787)	(1,658,854)	(1,660,641)
Net Increase in Members’ Capital Derived from Operations	953	4,651	5,604

MEMBERS’ CAPITAL TRANSACTIONS
Members’ subscriptions	–	2,074,000	2,074,000
Members’ withdrawals	–	(11,397,566)	(11,397,566)
Net Decrease in Members’ Capital Derived from Capital Transactions	–	(9,323,566)	(9,323,566)

Members’ Capital at December 31, 2014	$63,150	$53,396,301	$53,459,451

The accompanying notes are an integral part of these financial statements.	4

A&Q Aggregated Alpha Strategies Fund LLC (formerly O’Connor Fund of Funds:

Aggregated Alpha Strategies LLC)

Statement of Cash Flows

Year Ended December 31, 2014

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members’ capital derived from operations	$5,604
Adjustments to reconcile net increase in members’ capital derived from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(16,590,971)
Proceeds from disposition of investments in Investment Funds	26,871,800
Net realized (gain)/loss from investments in Investment Funds	(3,369,890)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	1,660,641
Changes in assets and liabilities:
(Increase) decrease in assets:
Advanced subscriptions in Investment Funds	(2,000,000)
Receivable from Investment Funds	12,031,678
Other assets	2,052
Increase (decrease) in liabilities:
Administration fee payable	8,684
Administrator Fee payable	(3,955)
Custody fee payable	(3,070)
Directors’ fees payable	(3,000)
Management Fee payable	(17,136)
Professional fees payable	70,785
Other liabilities	25,279
Net cash provided by operating activities	18,688,501

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Members’ subscriptions	2,074,000
Payments on Members’ withdrawals, including change in withdrawals payable	(20,534,079)
Net cash used in financing activities	(18,460,079)

Net increase in cash	228,422
Cash-beginning of year	4,714,960
Cash-end of year	$4,943,382

The accompanying notes are an integral part of these financial statements.	5

A&Q Aggregated Alpha Strategies Fund LLC (formerly O’Connor Fund of Funds:

Aggregated Alpha Strategies LLC)

Financial Highlights

December 31, 2014

The following represents the ratios to average members’ capital and other supplemental information for all Members, excluding the Adviser, for the periods indicated. An individual Member’s ratios and returns may vary from the below based on the timing of capital transactions.

		Years Ended December 31,
	2014	2013	2012	2011	2010
Ratio of net investment loss to average members’ capital [a,b]	(2.77%)	(2.43%)	(2.25%)	(2.17%)	(2.15%)

Ratio of gross expenses to average members’ capital [a,b]	2.77%	2.43%	2.25%	2.19%	2.15%

Ratio of net expenses to average members’ capital [a,b]	2.77%	2.43%	2.25%	2.18%	2.15%

Portfolio turnover rate	29.95%	22.24%	36.28%	28.64%	28.92%

Total return [c]	(0.08%)	5.60%	3.53%	(4.26%)	4.92%

Members’ capital at end of year (including the Adviser)	$53,459,451	$62,777,413	$97,992,189	$114,943,320	$128,132,432

a	The average members’ capital used in the above ratios is calculated using pre-tender members’ capital, excluding the Adviser.

b

Ratios of net investment loss and gross/net expenses to average members’ capital do not include the impact of expenses and incentive allocations or incentive fees incurred by the underlying Investment Funds.

c

The total return is based on the change in value during the year of a theoretical investment made at the beginning of the year. The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for cash flows related to capital subscriptions or withdrawals during the year.

The accompanying notes are an integral part of these financial statements.	6

A&Q Aggregated Alpha Strategies Fund LLC (formerly O’Connor Fund of Funds:

Aggregated Alpha Strategies LLC)

Notes to Financial Statements

December 31, 2014

1.	Organization

A&Q Aggregated Alpha Strategies Fund LLC (formerly O’Connor Fund of Funds: Aggregated Alpha Strategies LLC) (the “Fund”) was organized as a limited liability company under the laws of Delaware on July 29, 2004 and commenced operations on October 1, 2004. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund is commonly referred to as a “fund of funds.” Its investment objective is to seek capital appreciation over the long term. The Fund is a multi-strategy fund that pursues its investment objective by seeking absolute returns with lower volatility and correlation to the broader markets principally through the allocation of assets among a select group of alternative asset managers (the “Investment Managers”) and the funds they operate. Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors other than the Fund, and in other registered investment companies (collectively, the “Investment Funds”).

Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Directors (the “Board,” with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund’s Limited Liability Company Agreement, as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an “interested person” (as defined in the 1940 Act) of the Fund shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, UBS A&Q (as defined below)), subject to the investment objective and policies of the Fund and to the oversight of the Board.

The Directors have engaged UBS Alternative and Quantitative Investments LLC (“UBS A&Q”, the “Adviser” and, when providing services under the Administration Agreement, the “Administrator”), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is a wholly owned subsidiary of UBS AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

A&Q Aggregated Alpha Strategies Fund LLC (formerly O’Connor Fund of Funds:

Aggregated Alpha Strategies LLC)

Notes to Financial Statements (continued)

December 31, 2014

1.	Organization (continued)

Initial and additional applications for interests by eligible investors may be accepted at such times as the Directors may determine and are generally accepted monthly. The Directors reserve the right to reject any application for interests in the Fund.

The Fund from time to time may offer to repurchase interests pursuant to written tenders to members (the “Members”). These repurchases will be made at such times and on such terms as may be determined by the Directors, in their complete and exclusive discretion. The Adviser expects that generally, it will recommend to the Directors that the Fund offer to repurchase interests from Members twice each year, near mid-year and year-end. Members can only transfer or assign their membership interests, or a portion thereof, (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written approval of the Directors, which may be withheld in their sole and absolute discretion. Such transfers may be made even if the balance of the capital account to such transferee is equal to or less than the transferor’s initial capital contribution.

Effective May 1, 2014, the Fund changed its name to A&Q Aggregated Alpha Strategies Fund LLC, which had no impact on the operations of the Fund.

2.	Significant Accounting Policies

a.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with U.S. generally accepted accounting principles (“GAAP”), which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund uses net asset value (“NAV”) as its measure of fair value of an investment in an investee when (i) the Fund’s investment does not have a readily determinable fair value and (ii) the NAV of the investment fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the fair value measurement of the Fund’s investments have been classified, the Fund has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain restrictions at the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1—	quoted prices in active markets for identical investments
Level 2—	fair value of investments in Investment Funds with the ability to redeem in full within one quarter from the measurement date

A&Q Aggregated Alpha Strategies Fund LLC (formerly O’Connor Fund of Funds:

Aggregated Alpha Strategies LLC)

Notes to Financial Statements (continued)

December 31, 2014

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

Level 3—	fair value of investments in Investment Funds that do not have the ability to redeem within one quarter from the measurement date

The Fund recognizes transfers into and out of the levels indicated above and transfers between an Investment Fund’s liquid holdings and side pocket holdings at the end of the reporting period. All transfers into and out of Level 3 can be found in the Level 3 reconciliation table within the Schedule of Portfolio Investments. The Fund considers all Investment Funds with the ability to redeem in full within one quarter of the measurement date at the Investment Fund’s NAV to be Level 2.

GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosures for each class of assets and liabilities requires greater disaggregation than the Fund’s line items in the Statement of Assets, Liabilities and Members’ Capital. The Fund determines the appropriate classes for those disclosures on the basis of the nature and risks of the assets and liabilities and their classification in the fair value hierarchy (i.e., Levels 1, 2, and 3).

For assets and liabilities measured at fair value on a recurring basis during the year, the Fund provides quantitative disclosures about the fair value measurements separately for each class of assets and liabilities, as well as a reconciliation of beginning and ending balances of Level 3 assets and liabilities broken down by class.

The following is a summary of the investment strategies and any restrictions on the liquidity provisions of the investments in Investment Funds held in the Fund as of December 31, 2014. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of December 31, 2014. The Fund used the following categories to classify its Investment Funds:

A&Q Aggregated Alpha Strategies Fund LLC (formerly O’Connor Fund of Funds:

Aggregated Alpha Strategies LLC)

Notes to Financial Statements (continued)

December 31, 2014

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

The Investment Fund in the credit/income strategy utilizes credit analysis to evaluate potential investments and uses debt or debt-linked instruments to execute its investment theses. Its approach can be either fundamental, quantitative, or a combination of both. The Investment Fund in the credit/income strategy has restrictions on liquidity in its offering documents as described in the table below:

Strategy	Range of redemption notice period *	Percentage with investor level gates
Credit/Income	60 days	N/A
*	The Investment Fund is available to be redeemed in accordance with its offering documents, as of the measurement date, subject to the notice period.

The Investment Funds in the equity hedged strategy generally utilize fundamental analysis to invest in publicly traded equities investing in both long and short positions seeking to capture perceived security mispricing. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. The Investment Funds in the equity hedged strategy have restrictions on liquidity in their offering documents as described in the table below:

Strategy	Range of redemption notice period *	Percentage with investor level gates **
Equity Hedged	60 – 90 days	63%
*	These Investment Funds are available to be redeemed in accordance with their offering documents, as of the measurement date, subject to the notice period.
**	These Investment Funds limit investors’ ability to redeem their full holdings at any redemption date typically requiring 4 redemption periods.

The Investment Funds in the multi-strategy strategy invest in both long and short, equity and debt strategies that are primarily in US based securities. The management of these Investment Funds seek arbitrage opportunities, distressed securities, corporate restructures and hedges established in equities, convertible securities, options, warrants, rights, forward contracts, futures, trade claims, credit default swaps and other derivatives, real estate and other financial instruments. The

A&Q Aggregated Alpha Strategies Fund LLC (formerly O’Connor Fund of Funds:

Aggregated Alpha Strategies LLC)

Notes to Financial Statements (continued)

December 31, 2014

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

Investment Funds in the multi-strategy strategy have restrictions on liquidity in their offering documents as described in the table below:

Strategy	Range of redemption notice period *	Percentage with investor level gates **	Percentage with side pockets ***
Multi-Strategy	60 – 65 days	42%	6%
*

These Investment Funds are available to be redeemed in accordance with their offering documents, as of the measurement date, subject to the notice period. These amounts exclude side pockets and liquidating trusts.

**	These Investment Funds limit investors’ ability to redeem their full holdings at any redemption date typically requiring 3 redemption periods.
***	Redemption notice periods are no longer effective and the liquidation of assets is uncertain.

The other category contains investment approaches that are outside of the mainstream hedge fund strategies (credit/income, equity hedged, relative value and trading). The category includes other strategies, such as certain private equity and real estate dealings, as well as niche investment approaches including asset-backed lending, insurance-linked securities, direct private lending, factoring, infrastructure investing, viatical/structured settlements, natural resources and weather derivatives. The Investment Funds in the other strategy have restrictions on liquidity in their offering documents as described in the table below:

Strategy	Range of redemption notice period	Percentage with investor level gates	Percentage with side pockets *
Other	N/A	N/A	100%
*	Redemption notice periods are no longer effective and the liquidation of assets is uncertain.

The Investment Funds in the relative value strategy, a broad category, generally encompass strategies that are non-fundamental and non-directional, and often quantitatively driven. The Investment Funds in this strategy typically use arbitrage to exploit mispricing and other opportunities in various asset classes, geographies, and time horizons. The Investment Funds frequently focus on capturing the spread between two assets, while maintaining neutrality to other

A&Q Aggregated Alpha Strategies Fund LLC (formerly O’Connor Fund of Funds:

Aggregated Alpha Strategies LLC)

Notes to Financial Statements (continued)

December 31, 2014

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

factors, such as geography, changes in interest rates, equity market movement, and currencies, to name a few examples. The Investment Funds in the relative value strategy have restrictions on liquidity in their offering documents as described in the table below:

Strategy	Range of redemption notice period *	Percentage with investor level gates **
Relative Value	30 – 60 days	30%
*	These Investment Funds are available to be redeemed in accordance with their offering documents, as of the measurement date, subject to the notice period.
**	These Investment Funds limit investors’ ability to redeem their full holdings at any redemption date typically requiring 4 redemption periods.

The Investment Funds in the trading strategy are generally top-down in nature and often driven by econometric and macroeconomic research. These Investment Funds may utilize financial instruments, such as foreign exchange, equities, rates, sovereign debt, currencies, and commodities to express a manager’s view. In executing different approaches, managers may use either fundamental or quantitative models or a combination of both. The Investment Funds in the trading strategy have restrictions on liquidity in their offering documents as described in the table below:

Strategy	Range of redemption notice period *	Percentage with investor level gates **
Trading	30 – 90 days	43%
*	These Investment Funds are available to be redeemed in accordance with their offering documents, as of the measurement date, subject to the notice period.
**	These Investment Funds limit investors’ ability to redeem their full holdings at any redemption date typically requiring multiple redemption periods ranging from 4 - 12 periods.

A detailed depiction of each investment in the portfolio by investment strategy, including any additional liquidity terms and other restrictions, as well as a breakdown of the portfolio into the fair value measurement levels, can be found in the tables within the Schedule of Portfolio Investments.

NAV of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the

A&Q Aggregated Alpha Strategies Fund LLC (formerly O’Connor Fund of Funds:

Aggregated Alpha Strategies LLC)

Notes to Financial Statements (continued)

December 31, 2014

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

Directors. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Adviser has adopted procedures pursuant to Accounting Standards Codification (“ASC”) 820, Fair Value Measurements (“Topic 820”) in which the Fund values its investments in Investment Funds at fair value. Fair value is generally determined utilizing NAVs supplied by, or on behalf of, the Investment Funds’ investment managers, which are net of management and incentive fees charged by the Investment Funds. NAVs received by, or on behalf of, the Investment Funds’ investment managers are based on the fair value of the Investment Funds’ underlying investments in accordance with the policies established by the Investment Funds. Because of the inherent uncertainty of valuation, the value of the Fund’s investments in the Investment Funds may differ significantly from the value that would have been used had a ready market been available. See Schedule of Portfolio Investments for further information.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

It is unknown, on an aggregate basis, whether the Investment Funds held any investments whereby the Fund’s proportionate share exceeded 5% of the Fund’s members’ capital at December 31, 2014.

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets, Liabilities and Members’ Capital.

b.	Investment Transactions and Income Recognition

The Fund accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. Interest income and expenses are recorded on the accrual basis.

A&Q Aggregated Alpha Strategies Fund LLC (formerly O’Connor Fund of Funds:

Aggregated Alpha Strategies LLC)

Notes to Financial Statements (continued)

December 31, 2014

2.	Significant Accounting Policies (continued)

c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s NAV; costs of insurance; registration expenses; interest expense; offering and organization costs; due diligence, including travel and related expenses; expenses of meetings of Directors; all costs with respect to communications to Members; and other types of expenses approved by the Directors.

d.	Income Taxes

The Fund has reclassified $1,703,645 and $3,369,890 from accumulated net investment loss and accumulated net realized gain from investments in Investment Funds, respectively, to net capital contributions during the year ended December 31, 2014. The reclassification was to reflect, as an adjustment to net contributions, the amount of estimated taxable income or loss that have been allocated to the Fund’s Members as of December 31, 2014 and had no effect on members’ capital.

The Fund files income tax returns in the U.S. federal jurisdiction and applicable states. Management has analyzed the Fund’s tax positions taken on its federal and state income tax returns for all open tax years, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended December 31, 2014, the Fund did not incur any interest or penalties.

Each Member is individually required to report on its own tax return its distributive share of the Fund’s taxable income or loss.

e.	Cash

Cash consists of monies held at The Bank of New York Mellon (the “Custodian”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

A&Q Aggregated Alpha Strategies Fund LLC (formerly O’Connor Fund of Funds:

Aggregated Alpha Strategies LLC)

Notes to Financial Statements (continued)

December 31, 2014

2.	Significant Accounting Policies (continued)

f.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

3.	Related Party Transactions

The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement. In consideration for such services, the Fund pays the Adviser a monthly fee (the “Management Fee”) at an annual rate of 1.30% of the Fund’s members’ capital, excluding the capital account attributable to the Adviser.

The Administrator provides certain other administrative services to the Fund including, among other things, providing office space and other support services. In consideration for such services, the Fund pays the Administrator a monthly fee (the “Administrator Fee”) at an annual rate of 0.30% of the Fund’s members’ capital, excluding the capital account attributable to the Adviser. The Management Fee and the Administrator Fee will be paid to the Adviser out of the Fund’s assets and debited against the Members’ capital accounts, excluding the capital account attributable to the Adviser. A portion of the Management Fee is paid by UBS A&Q to its affiliates.

UBS Financial Services Inc. (“UBS FSI”), a wholly-owned subsidiary of UBS Americas, Inc., acts as a placement agent for the Fund, without special compensation from the Fund, and bears its own costs associated with its activities as placement agent. Placement fees, if any, charged on contributions are debited against the contribution amounts, to arrive at a net subscription amount. The placement fee does not constitute assets of the Fund.

The net increase or decrease in members’ capital derived from operations (net income or loss) is allocated to the capital accounts of all Members on a pro-rata basis, other than the Administrator Fee and the Management Fee which are similarly allocated to all Members other than the Adviser as described above.

A&Q Aggregated Alpha Strategies Fund LLC (formerly O’Connor Fund of Funds:

Aggregated Alpha Strategies LLC)

Notes to Financial Statements (continued)

December 31, 2014

3.	Related Party Transactions (continued)

Each Director of the Fund receives an annual retainer of $8,250 plus a fee for each meeting attended. The Chairman of the Board of Directors and the Chairman of the Audit Committee of the Board of Directors each receive an additional annual retainer in the amount of $20,000. These additional annual retainer amounts are paid for by the Fund on a pro-rata basis along with the seven other registered alternative investment funds advised by UBS A&Q. All Directors are reimbursed by the Fund for all reasonable out of pocket expenses.

Other investment partnerships sponsored by UBS AG or its affiliates may also maintain investment interests in the Investment Funds owned by the Fund.

4.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), as Fund administrator, performs certain additional administrative, accounting, record keeping, tax and investor services for the Fund. BNY Mellon receives a monthly fee primarily based upon (i) the average members’ capital of the Fund subject to a minimum monthly fee, and (ii) the aggregate members’ capital of the Fund and certain other investment funds sponsored or advised by UBS AG, UBS Americas, Inc. or their affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

The Custodian has entered into a service agreement whereby it provides custodial services for the Fund.

5.	Loan Payable

The Fund, along with several other funds advised by UBS A&Q, is party to a secured Credit Agreement dated as of November 1, 2010, as amended, supplemented or otherwise modified from time to time, which will terminate on July 16, 2015 unless extended (the “Credit Agreement”). Under the Credit Agreement, the Fund may borrow from time to time on a revolving basis at any time up to $9,000,000 for temporary investment purposes and to meet requests for tenders. Indebtedness outstanding under the Credit Agreement accrues interest at a rate per annum for each day equal to 1.5% plus the higher of the Overnight LIBOR Rate and the Federal Funds Rate for such day (the “Interest Rate”), or at 2% over the Interest Rate during an event of default. There is a commitment fee payable by the Fund, calculated at 35 basis points per annum of the line of credit not utilized.

For the year ended December 31, 2014, the Fund did not borrow under this secured revolving line of credit.

A&Q Aggregated Alpha Strategies Fund LLC (formerly O’Connor Fund of Funds:

Aggregated Alpha Strategies LLC)

Notes to Financial Statements (continued)

December 31, 2014

6.	Investments

As of December 31, 2014, the Fund had investments in Investment Funds, none of which were related parties.

Aggregate purchases and proceeds from sales of investments for the year ended December 31, 2014 amounted to $16,590,971 and $26,871,800, respectively.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K-1. The Fund has not yet received all such Schedule K-1’s for the year ended December 31, 2014; therefore, the tax basis of investments for 2014 will not be finalized by the Fund until after the fiscal year end.

The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of management fees of 1.00% to 2.50% (per annum) of net assets and incentive fees or allocations ranging from 17.50% to 25.00% of net profits earned. One or more Investment Funds have entered into a side pocket arrangement. Detailed information about the Investment Funds’ portfolios is not available. Please see the Schedule of Portfolio Investments for further information.

7.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences and equity swaps. The Fund’s risk of loss in these Investment Funds is limited to the fair value of these investments.

8.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

9.	Subsequent Events

As of December 31, 2014, the Fund had $6,209,819 of withdrawals payable. On January 27, 2015, the Fund paid $5,090,063. The remaining amount payable of $1,119,756 is scheduled to be paid in accordance with the terms of the Fund’s June 30, 2014 and December 31, 2014 tender offers.

A&Q Aggregated Alpha Strategies Fund LLC (formerly O’Connor Fund of Funds: Aggregated Alpha Strategies LLC)

Schedule of Portfolio Investments

December 31, 2014

Investment Fund	Geographic Focus	Cost	Fair Value Total	Fair Value Level 1	Fair Value Level 2	Fair Value Level 3	% of Members’ Capital	Initial Acquisition Date	Redemption Frequency (a)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Credit/Income
GCA Credit Opportunities Fund, L.L.C.	US/Canada	$3,304,981	$4,064,787	$—	$4,064,787	$—	7.60%	8/1/2011	Quarterly	12/31/2014		$4,064,787

Credit/Income Subtotal		3,304,981	4,064,787	—	4,064,787	—	7.60

Equity Hedged
Bronson Point Partners, L.P.	US/Canada	2,500,000	2,726,231	—	2,726,231	—	5.10	9/1/2013	Quarterly	12/31/2014		$2,726,231
Corvex Partners, L.P.	US/Canada	3,057,552	4,415,572	—	—	4,415,572	8.26	3/1/2012	Quarterly	12/31/2014	(b)	$1,103,893
JHL Capital Group Fund, L.L.C.	Global	2,111,433	2,737,459	—	—	2,737,459	5.12	2/1/2011	Every 3 months	1/31/2015	(b)	$684,365
Starboard Value and Opportunity Fund, L.P.	US/Canada	904,753	1,484,400	—	1,484,400	—	2.77	11/1/2010	Quarterly	12/31/2014		$1,484,400

Equity Hedged Subtotal		8,573,738	11,363,662	—	4,210,631	7,153,031	21.25

Multi-Strategy
Achievement Fund XL, LLC	US/Canada	3,219,134	3,219,785	—	3,219,785	—	6.02	1/1/2013	Monthly	12/31/2014	(c)	$3,219,785
Davidson Kempner Partners, L.P.	US/Canada	2,374,145	4,013,116	—	—	4,013,116	7.51	1/1/2006	Semi-Annually	12/312014		$4,013,116
OZ Domestic Partners, L.P. (Holdback Account)	Global	16,844	31,081	—	—	31,081	0.06	5/1/2005	N/A	N/A	(d)	N/A
OZ Domestic Partners, L.P. (SP)	Global	268,388	411,263	—	—	411,263	0.77	5/1/2005	N/A	N/A	(d)	N/A

Multi-Strategy Subtotal		5,878,511	7,675,245	—	3,219,785	4,455,460	14.36

Other
CPIM Structured Credit Fund, L.P., Class AQ1	Global	27,865	51,535	—	—	51,535	0.10	11/1/2005	N/A	N/A	(d)	N/A
Harbinger Capital Partners Fund I, L.P., Class L Holdings	US/Canada	2,981	12,025	—	—	12,025	0.02	9/1/2007	N/A	N/A	(d)	N/A
Harbinger Capital Partners Fund I, L.P., Class PE Holdings	US/Canada	345,122	133,739	—	—	133,739	0.25	9/1/2007	N/A	N/A	(d)	N/A
Marathon Structured Finance Liquidating Fund, L.P. (Sept 30, 2009)	US/Canada	70,085	61,043	—	—	61,043	0.12	4/1/2005	N/A	N/A	(d)	N/A
Marathon Structured Finance Liquidating Fund, L.P. (SP)	US/Canada	8,741	114,106	—	—	114,106	0.21	4/1/2005	N/A	N/A	(d)	N/A

Other Subtotal		454,794	372,448	—	—	372,448	0.70

Relative Value
Field Street Partners, LP	Global	5,000,000	5,067,058	—	—	5,067,058	9.48	7/1/2014	Monthly	6/30/2015		$5,067,058
Providence MBS Fund L.P.	US/Canada	2,489,068	2,760,674	—	2,760,674	—	5.16	8/1/2011	Quarterly	12/31/2014		$2,760,674
Sensato Asia Pacific Fund, L.P.	Developed Asia including Japan	3,780,935	5,343,850	—	—	5,343,850	10.00	1/1/2012	Monthly	12/31/2014	(e)	$4,007,888
TIG Arbitrage Enhanced, L.P.	US/Canada	5,060,000	4,912,601	—	4,912,601	—	9.19	8/1/2014	Monthly	12/31/2014		$4,912,601

Relative Value Subtotal		16,330,003	18,084,183	—	7,673,275	10,410,908	33.83

The preceding notes are an integral part of these financial statements.	18

A&Q Aggregated Alpha Strategies Fund LLC (formerly O’Connor Fund of Funds: Aggregated Alpha Strategies LLC)

Schedule of Portfolio Investments (continued)

December 31, 2014

Investment Fund	Geographic Focus	Cost	Fair Value Total	Fair Value Level 1	Fair Value Level 2	Fair Value Level 3	% of Members’ Capital	Initial Acquisition Date	Redemption Frequency (a)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Trading
Brevan Howard, L.P.	Global	$584,185	$704,146	$—	$—	$704,146	1.32%	10/1/2009	Monthly	12/31/2014	(e)	$352,897
Citadel Global Fixed Income Fund, LLC	Global	2,500,000	2,391,644	—	—	2,391,644	4.47	2/1/2014	Monthly	12/31/2014	(f)	$199,304
Fortress Asia Macro Fund, L.P.	Developed Asia including Japan	2,500,000	2,553,164	—	2,553,164	—	4.78	2/1/2014	Quarterly	12/31/2014		$2,553,164
Whiteside Energy Offshore, Ltd.	Global	1,826,862	1,589,498	—	1,589,498	—	2.97	1/1/2012	Monthly	12/31/2014		$1,589,498

Trading Subtotal		7,411,047	7,238,452	—	4,142,662	3,095,790	13.54

Total		$41,953,074	$48,798,777	$—	$23,311,140	$25,487,637	91.28%

(a)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(b)	The Investment Fund is subject to an investor level gate of 25%.
(c)	The Investment Fund is subject to an investor level gate of 33.33%.
(d)	All of the Fund’s interests in the Investment Fund are held in side pockets and liquidating trusts which have restricted liquidity.
(e)	The Investment Fund is subject to an investor level gate of 25% during any 90-day period.
(f)	The Investment Fund is subject to an investor level gate of 8.33%, with a quarterly limit of 25% without paying a fee.

Complete information about the Investment Funds’ underlying investments is not readily available.

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

The Fund’s investments are categorized in three levels as disclosed below. Level 1 discloses the amount of investments where the values of those investments are based upon quoted prices in active markets for identical investments. Level 2 discloses the amount of investments where the Fund has the ability to redeem in full within one quarter from the measurement date at the Investment Fund’s NAV. Level 3 discloses the amount of investments where the Fund does not have the ability to redeem in full within one quarter from the measurement date at the Investment Fund’s NAV. The Fund does not bifurcate an investment between Level 2 and Level 3 when there is an investor level gate; therefore if a portion of the investment is determined to be Level 3, the entire holding is classified as a Level 3 investment. Included in Level 3 as of December 31, 2014 is $6,746,954 which relates to the value of a portion of several investments that can be partially redeemed within one quarter from the measurement date. Further liquidity information is contained in the Schedule of Portfolio Investments. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

The preceding notes are an integral part of these financial statements.	19

A&Q Aggregated Alpha Strategies Fund LLC (formerly O’Connor Fund of Funds: Aggregated Alpha Strategies LLC)

Schedule of Portfolio Investments (continued)

December 31, 2014

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Description	Balance as of December 31, 2013	Realized gain / (loss)	Change in unrealized appreciation / depreciation	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2014
Credit/Income	$2,557,181	$468,994	$(307,180)	$30,971	$(2,749,966)	$–	$–	$–
Equity Hedged	8,944,335	516,197	471,205	–	(2,778,706)	–	–	7,153,031
Multi-Strategy	4,918,557	213,534	3,672	–	(680,303)	–	–	4,455,460
Other	1,415,596	478,063	(126,513)	–	(1,394,698)	–	–	372,448
Relative Value	4,579,810	–	831,098	5,000,000	–	–	–	10,410,908
Trading	1,452,118	114,999	(244,690)	2,500,000	(726,637)	–	–	3,095,790
Total	$23,867,597	$1,791,787	$627,592	$7,530,971	$(8,330,310)	$–	$–	$25,487,637

Net change in unrealized appreciation/depreciation on Level 3 assets still held as of December 31, 2014 is $878,146 and is included in net change in unrealized appreciation/depreciation on investments in Investment Funds on the Statement of Operations.

The preceding notes are an integral part of these financial statements.	20

A&Q AGGREGATED ALPHA STRATEGIES FUND LLC (UNAUDITED)

The Directors, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of the Fund last evaluated the Investment Advisory Agreement at a meeting on September 16, 2014. The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Investment Advisory Agreement. The Directors reviewed materials furnished by UBS Alternative and Quantitative Investments LLC (the “Adviser”), including information regarding the Adviser, its affiliates and its personnel, operations and financial condition. Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, also were included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser the Fund’s operations and the Adviser’s ability to provide advisory and other services to the Fund.

The Directors reviewed, among other things, the nature of the advisory services to be provided to the Fund by the Adviser, including its investment process, and the experience of the investment advisory and other personnel proposing to provide services to the Fund. The Directors discussed the ability of the Adviser to manage the Fund’s investments in accordance with the Fund’s stated investment objectives and policies, as well as the services to be provided by the Adviser to the Fund, including administrative and compliance services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser’s employment of highly skilled investment professionals, research analysts and administrative, legal and compliance staff members to ensure that a high level of quality in compliance and administrative services would be provided to the Fund. The Directors also recognized the benefits that the Fund derives from the resources available to the Adviser and the Adviser’s affiliates, including UBS AG and UBS Financial Services Inc. Accordingly, the Directors felt that the quality of service offered by the Adviser to the Fund was appropriate and that the Adviser’s personnel had sufficient expertise to manage the Fund.

The Directors reviewed the performance of the Fund and compared that performance to the performance of other investment companies presented by the Adviser which had objectives and strategies similar to those of the Fund and which are managed by other, third-party investment advisers (the “Comparable Funds”). The Directors recognized that certain of the Comparable Funds that are structured as private funds are not subject to certain investment restrictions under the 1940 Act that are applicable to the Fund and which can adversely affect the Fund’s performance relative to that of the Comparable Funds. The Directors recognized that the Fund’s year-to-date performance for the period ended June 30, 2014 and its performance for the three- and five-year periods ended June 30, 2014 lagged the median performance of the Comparable Funds. They discussed the Fund’s underperformance, as well as investors’ desire for a broad based, low risk alternative investment. They also discussed the Fund’s mandate. The Directors recognized that the Fund’s volatility was the lowest among the Comparable Funds for the three- and five-year periods ended June 30, 2014.

The Directors considered the advisory fees being charged by the Adviser for its services to the Fund as compared to those charged to the Comparable Funds. The information presented to the Directors showed that, while the Fund’s management fee was above the median management fee of the Comparable Funds, the Fund did not charge an incentive fee. In comparing the advisory fees being charged to the Fund to those charged to other advisory clients of the Adviser, the Directors noted that the Fund’s management fee approximated the management fee charged to the Adviser’s retail clients and, unlike the Adviser’s retail clients and non-retail clients, the Fund did not charge an incentive fee. In light of the foregoing, the Directors felt that the management fee being charged to the Fund was appropriate and was within the overall range of the fees paid by the Comparable Funds.

The Directors also considered the profitability of the Adviser both before payment to brokers and after payment to brokers and concluded that the profits to be realized by the Adviser and its affiliates under the Fund’s Investment Advisory Agreement and from other relationships between the Fund and the Adviser were within a range the Directors considered reasonable and appropriate. The Directors also discussed the fact that the Fund was not large enough at that time to support a request for breakpoints due to economies of scale.

The Directors determined that the fees under the Investment Advisory Agreement do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s length bargaining, and concluded that the fees were reasonable. The Directors concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its investors.

DIRECTORS AND OFFICERS (UNAUDITED)

Information pertaining to the Directors and Officers of the Fund as of December 31, 2014 is set forth below. The Statement of Additional Information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling UBS Alternative and Quantitative Investments LLC (“UBS A&Q”) at (888) 793-8637.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years

INDEPENDENT DIRECTORS
George W. Gowen (85) c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Commencement of Operations	Law partner of Dunnington, Bartholow & Miller LLP.	8	None
Stephen H. Penman (68) c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Jul. 1, 2004	Chief Investment Advisor, Segesta Advisors AG, Zurich; Professor of Financial Accounting of the Graduate School of Business, Columbia University.	8	Member, Board of Advisors, Boston Harbor Investment Management, LLC.
Virginia G. Breen (50) c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since May 2, 2008	Partner of Chelsea Partners (2011- present); General Partner of Sienna Ventures (2002-2011); General Partner of Blue Rock Capital, L.P. (1995-2011).	8	Director of: UST Global Private Markets Fund, L.L.C.; Jones Lang LaSalle Income Property Trust, Inc.

INTERESTED DIRECTOR
Meyer Feldberg (72)[3] c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Chairman and Director	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	51	Director of: Macy’s, Inc.; Revlon, Inc.; NYC Ballet; SAPPI Ltd. Advisory Director of Welsh Carson Anderson & Stowe.

OFFICER(S) WHO ARE NOT DIRECTORS
William J. Ferri (48) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Principal Executive Officer	Term — Indefinite Length—since Oct. 1, 2010	Global Head of UBS A&Q since June 2010. Prior to serving in this role, he was Deputy Global Head of UBS A&Q.	N/A	N/A
Dylan Germishuys (45) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term — Indefinite Length—since Nov. 19, 2013	Head of Operations and Product Control of UBS A&Q since 2004. Prior to serving in this role, he was Financial Controller of O’Connor Fund of Funds from 2003 to 2004 and served in various roles in the Business Unit Control team of UBS Investment Bank’s Equities business from 1997 to 2003.	N/A	N/A

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
Frank S. Pluchino (55) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term —Indefinite Length—since Jul. 19, 2005

Executive Director of UBS A&Q since October 2010. Prior to October 2010, Executive Director of Compliance of UBS Financial Services Inc. from 2003 to 2010 and Deputy Director of Compliance of UBS Financial Services of Puerto Rico Inc. from October 2006 to October 2010.

			N/A	N/A

[1]	The Fund commenced operations on October 1, 2004.

[2]	As of December 31, 2014, of the 51 funds/portfolios in the complex, 43 were advised by an affiliate of UBS A&Q and 8 comprised the registered alternative investment funds advised by UBS A&Q.

[3]

Mr. Feldberg is an “interested person” of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS A&Q may do business. Mr. Feldberg is not affiliated with UBS Financial Services Inc. or its affiliates.

ADDITIONAL INFORMATION (UNAUDITED)

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

The Fund is required to file, on Form N-PX, its complete proxy voting record for the most recent twelve month period ended June 30, no later than August 31. The Fund’s Form N-PX filings are available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the SEC’s website at http://www.sec.gov.

FILING OF QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS (“FORM N-Q”)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge, on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

AFFIRMATION OF THE COMMODITY POOL OPERATOR

To the best of my knowledge and belief of the undersigned, the information contained in the audited financial statements for the year ended December 31, 2014 is accurate and complete.

Dylan Germishuys

Principal of UBS Alternative and Quantitative Investments LLC,

the Commodity Pool Operator of

A&Q AGGREGATED ALPHA STRATEGIES FUND LLC

(formerly O’Connor Fund of Funds: Aggregated Alpha Strategies LLC)

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics may be obtained without charge by calling 212-821-6053.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $81,840 in 2014 and $86,990 in 2013. Such audit fees include fees associated with annual audits for providing a report in connection with the registrant’s report on form N-SAR.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,355 in 2014 and $2,355 in 2013. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $125,000 in 2014 and $107,000 in 2013. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimates.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2014 and $0 in 2013.

(e)(1)

The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)

There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

(f)	Not Applicable

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0.844 mil in 2014 and $0.764 mil in 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

AIS July 2011 FOR INTERNAL USE ONLY

UBS ALTERNATIVE AND QUANTITATIVE

INVESTMENTS LLC

PROXY VOTING POLICY

Policy Summary

Underlying our voting and corporate governance policies we have one fundamental objective, to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

To achieve this objective, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice.

Risks Addressed by this Policy

The policy is designed to address the following risks:

•    Failure to provided required disclosures for investment advisers and registered investment companies

—    Failure to vote proxies in best interest of clients and funds

—    Failure to identify and address conflicts of interest

General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any, (collectively, “proxies”), in a manner that serves the best interests of the clients managed by the Registrant, as determined by the Registrant in its discretion, taking into account relevant factors, including, but not limited to:

•	the impact on the value of the securities;

•	the anticipated costs and benefits associated with the proposal;

•	the effect on liquidity;

AIS July 2011 FOR INTERNAL USE ONLY

•	impact on redemption or withdrawal rights;

•	the continued or increased availability of portfolio information; and

•	customary industry and business practices.

General Procedures

Unless clients have reserved voting rights to themselves, UBS Alternative and Quantitative Investments LLC (“AQI”) will direct the voting of proxies on securities held in their accounts. However, since the holdings in client accounts of AQI are almost exclusively comprised of hedge funds, many of which have non-voting shares, AQI rarely votes proxies. When voting such proxies, AQI Operations Department will consult with the AQI Investment Committee as well as the Legal and Compliance Department regarding the issues of the proxy vote. The Legal and Compliance Department will notify the Operations Department if there are any legal/compliance issues related to the vote. If there are no such issues, the Investment Committee will instruct the Operations Department on how to vote the proxy. The Operations Department will notify the relevant external parties of those instructions and vote in proxy in accordance to the instructions.

In the rare instance that AQI would have an equity security in one of its portfolios that holds a vote, AQI Operations Department will consult with its affiliate, UBS O’Connor LLC (“O’Connor”) on how to vote such proxy. In this instance, AQI would follow O’Connor’s Proxy Voting Policy and vote its proxy in accordance to the guidance provided by O’Connor’s Proxy Voting Policy (a copy of which is attached).

AQI has implemented procedures designed to identify whether AQI has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, AQI has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities. Whenever AQI is aware of a conflict with respect to a particular proxy as determined by the Legal and Compliance Department, such proxy will be reviewed by a group consisting of members from the Operations Department, Investment Committee and Legal and Compliance and the group is required to review and agree to the manner in which such proxy is voted.

Recordkeeping

A record of all votes cast must be maintained in order to permit the SEC registered funds to file timely and accurately Form N-PX and to comply with the recordkeeping requirements of IA Act rule 204-2(e)(1). Additionally the Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

A&Q AGGREGATED ALPHA STRATEGIES FUND LLC

PORTFOLIO MANAGER DISCLOSURE

(a)(1)	The Fund is managed by a portfolio management team that is jointly and primarily responsible for the selection of the Fund’s investments, the allocation of the Fund’s assets among underlying investment managers and the general day-to-day management of the Fund. The members of the portfolio management team are Bruce Amlicke, Americo Nardis, Norman E. Sienko, Jr., Russell Sinder and Joseph M. Sciortino (each, a “Portfolio Manager” and collectively, the “Portfolio Managers”).

Mr. Amlicke is a Managing Director and the Co-Chief Investment Officer and Head of UBS Alternative and Quantitative Investments LLC’s (the “Adviser”) Hedge Fund Solutions group (“A&Q HFS”). He also is the Co-Chairman of A&Q HFS’ Investment Committee. Prior to re-joining UBS in 2010, Mr. Amlicke served as Chief Investment Officer of Blackstone Alternative Asset Management and Senior Managing Director of The Blackstone Group LP. From 2003 to 2004, he was Chief Investment Officer of the O’Connor Multi-Manager Program, which became A&Q HFS in March 2004. Mr. Nardis is a Managing Director and the Deputy Chief Investment Officer of A&Q HFS. He also is the Co-Chairman of A&Q HFS’ Investment Committee. Mr. Nardis joined UBS in 2001, as a Senior Investment Officer for the O’Connor Multi-Manager Program. From 1998 to 2001, Mr. Nardis worked in the Manager Research Department at Tremont Advisers, Inc. as a Primary Specialist in Long/Short Equity. Messrs. Amlicke and Nardis have served as Portfolio Managers of the Fund since 2013. Mr. Sienko has served as a Portfolio Manager of the Fund since its inception. He is an Executive Director and a Senior Portfolio Manager of A&Q HFS. Prior to joining A&Q HFS, Mr. Sienko served as head of UBS Wealth Management Americas’ Alternative Investment Group from 1998 to 2010. Mr. Sinder has been associated with the Fund since October 2004 and joined the portfolio management team in 2005. He was associated with UBS Alternative Investments US from 1998 to 2010 and is an Executive Director of A&Q HFS. Mr. Sciortino joined the portfolio management team in 2006. Mr. Sciortino was associated with UBS Alternative Investments US from December 2006 to October 2010 and is a Director of A&Q HFS. Previously, he served as Senior Analyst at Lake Partners, Inc. from April 2001 through August 2006.

The Fund’s Portfolio Managers manage multiple accounts for the Adviser, including registered closed-end funds and private domestic and offshore pooled investment vehicles.

Potential conflicts of interest may arise because of the Portfolio Managers’ management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Managers may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, a Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. The Portfolio Managers may be perceived to have a conflict of interest if there are a large number of other accounts, in addition to the Fund, that they are managing on behalf of the Adviser. In addition, each Portfolio Manager could be viewed as having a conflict of interest to the extent that one or more Portfolio Managers have an investment in accounts other than the Fund. A potential conflict of interest may be perceived if the Adviser receives a performance-based advisory fee as to one account but not another, because a Portfolio Manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the Portfolio Manager’s compensation. The Adviser periodically reviews the Portfolio Managers’ overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the Portfolio Managers may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

The Adviser’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with Fund guidelines. Furthermore, senior investment and business personnel at the Adviser periodically review the performance of the Portfolio Managers.

The Portfolio Managers’ compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund. A portion of the discretionary bonus may be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, the parent company of the Adviser, subject to certain vesting periods. The amount of a Portfolio Manager’s discretionary bonus, and the portion to be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, is determined by senior officers of the Adviser. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Adviser; the overall performance of UBS AG; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year; contributions by the Portfolio Manager to assisting in managing the Adviser; participation by the Portfolio Manager in training of personnel; and support by the Portfolio Manager generally to colleagues. The bonus is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of other accounts advised by the Fund’s Portfolio Managers and approximate assets under management in those accounts as of December 31, 2014.

(a)(2)	Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed

	Bruce Amlicke	7(1)	$1,481,937,662	56(2)	$11,881,951,525	19(3)	$16,178,826,496

	Americo Nardis	7(1)	$1,481,937,662	56(2)	$11,881,951,525	19(3)	$16,178,826,496

	Joseph M. Sciortino	7(1)	$1,481,937,662	1(4)	$31,808,000	0	N/A

	Norman E. Sienko, Jr.	6(1)	$1,365,184,262	1(4)	$31,808,000	0	N/A

	Russell Sinder	7(1)	$1,481,937,662	1(4)	$31,808,000	0	N/A

[1]	Of these accounts, 5 accounts with total assets of approximately $1,151,679,939 charge performance-based advisory fees.

[2]	Of these accounts, 34 accounts with total assets of approximately $9,120,678,024 charge performance-based advisory fees.

[3]	Of these accounts, 5 accounts with total assets of approximately $8,506,634,651 charge performance-based advisory fees.

[4]	The account does not charge performance-based advisory fees.

None of the Fund’s Portfolio Managers beneficially own any interests in the Fund.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)A&Q Aggregated Alpha Strategies Fund LLC (formerly known as, O’Connor Fund of Funds: Aggregated Alpha Strategies LLC)

By (Signature and Title)*   /s/ William Ferri

                                                 William Ferri, Principal Executive Officer

Date 03/09/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ William Ferri

                                                 William Ferri, Principal Executive Officer

Date 03/09/2015

By (Signature and Title)*   /s/ Dylan Germishuys

                                                 Dylan Germishuys, Principal Accounting Officer

Date 03/09/2015

* Print the name and title of each signing officer under his or her signature.